PROSPECTUS

February 28, 2020

Shelton BDC Income Fund, Institutional Shares: LOAIX, Investor Shares: LOANX

Shelton Real Estate Income Fund, Institutional Shares: RENIX, Investor Shares: RENTX

Shelton International Select Equity Fund, Institutional Shares: SISEX, Investor Shares: SISLX

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on whether the information in this prospectus (the “Prospectus”) is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (“FDIC”). Some funds or some classes of shares in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and share classes available for sale in your state. The information contained in this Prospectus relates to all classes of shares of the Funds unless otherwise noted.

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sheltoncap.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-955-9988 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sheltoncap.com.

Table of Contents

SHELTON BDC INCOME FUND Ticker Symbols: LOAIX and LOANX	3
SHELTON REAL ESTATE INCOME FUND Ticker Symbols: RENIX and RENTX	7
SHELTON INTERNATIONAL SELECT EQUITY FUND Ticker Symbols: SISEX and SISLX	11
Investment Objectives and Principal Strategies	14
Additional Strategies All Funds	17
Investment Risks	18
Fund Organization and Management	29
How to Buy Shares	30
How to Sell Shares	32
Other Important Policies Related to Buying and Selling Shares	34
Other Policies	35
Dividends and Taxes	37
Notice of Privacy Policy	39
Financial Highlights	41

SHELTON BDC INCOME FUND Ticker Symbols: LOAIX and LOANX

Investment Objective

The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	LOAIX	LOANX
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%	0.90%
Distribution (12b-1) fees	none	0.25%
Other expenses	0.88%	0.88%
Acquired Fund Fees and Expenses (1) (fees and expenses incurred directly by the Fund as a result of investment in shares of one or more Acquired Funds)	9.01%	9.01%
Total annual operating expenses	10.79%	11.04%
Expense Reimbursement (2)	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Expense Reimbursement	10.27%	10.52%

(1)	“Acquired Fund Fees and Expenses’’ are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LOAIX	$128	$510	$916	$2,052
LOANX	$154	$586	$1,045	$2,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (‘‘BDCs’’) that are traded on one or more nationally recognized securities exchanges.

The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks and preferred stocks.

In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be ‘‘qualifying assets,’’ as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ ‘‘leverage’’ (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique ‘‘coverage ratio’’ tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

The Advisor evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. The Advisor intends to allocate the Fund’s assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. The Advisor incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. The Advisor will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, the Advisor generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Fund, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. Examples of fundamental methodologies include consideration of a stock’s financials, economic factors that might impact the stock, and the qualitative and quantitative factors. Technical methodologies generally refer to the consideration of past market data, primarily using price and volume data. The Advisor expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

Summary of Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

BDC Risk. The Fund primarily invests in securities issued by publicly-traded BDCs. As a result, the Fund’s portfolio will be significantly affected by the performance of the BDCs in which the Fund invests and the performance of such BDCs’ portfolio companies, as well as the overall economic environment. The Fund may be exposed to greater risk and experience higher volatility than would a portfolio that was not focused on investing in BDCs.

BDCs primarily invest in privately-held and thinly-traded companies. These types of portfolio companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as ‘‘high-yield’’ or ‘‘junk.’’ The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s net asset value (‘‘NAV’’). This could cause the Fund’s investments in a BDC to be inaccurately valued.

BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment advisor a financial incentive to incur leverage.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

High-Yield (‘‘Junk’’) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as ‘‘junk’’ bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value. Through its investments in BDCs, Fund is indirectly exposed to the credit risks associated with in BDCs’ debt investments. The portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as high-yield or junk. In addition, debt securities issued by a BDC may also be considered to be non-investment grade or junk.

Credit Risk of Underlying Investments. The Fund is indirectly exposed to the credit risk associated with the debt investments of the BDCs in which the Fund invests. BDCs invest in small companies in the initial stages of development. The types of portfolio companies in which BDCs invest are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as ‘‘high-yield’’ or ‘‘junk.’’ There is an increased risk that such a portfolio company will fail to make payments on its debts as compared to more developed companies. If a portfolio company fails to make payments to a BDC, the BDC’s performance could be negatively affected and, to the extent that the Fund invests in the BDC, the value of the Fund’s investment in the BDC may be negatively affected as well.

Investment in Other Investment Companies Risk. The Fund’s investment in other investment companies, including BDCs, may subject the Fund indirectly to the underlying risks of those investment companies. The Fund also will bear its share of each underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of an investment company may trade at prices that reflect a premium above or a discount below NAV, and such premium or discount may be substantial. If an investment company’s shares are purchased at a premium to NAV, the premium may not exist when those shares are sold, and the Fund could incur a loss.

BDCs, like other investment companies, are often parties to contractual agreements under which a BDC’s investment advisor or another third-party agrees to waive fees or pay a portion of the BDC’s expenses. Once the contract terminates or ends, the BDC’s expenses may increase and, as a result, the acquired fund fees and expenses paid by the Fund’s shareholders may increase as well. Further, the acquired fund fees and expenses paid by the Fund’s shareholders may increase further if the BDC’s investment advisor or another third-party seeks to recoup any previously waived fees or paid expenses.

Large Shareholder Risk. To the extent that a significant amount of shares of the Fund are held by a small number or a related set of shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock markets. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.

Economic and Political Risks. The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. These effects may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.

Sector Concentration Risk. The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 8.34% (Q3, 2016)

Worst Quarter: -11.36% (Q4, 2018)

Year to date performance as of 12/31/18: -4.80%

Date of inception: 04/22/2014

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/18) BDC Income Fund (Institutional Class - LOAIX)	1 year	3 year	Period From Inception*
Return Before Taxes	-4.80%	4.70%	1.68%
Return After Taxes on Distributions	-7.94%	1.76%	-1.09%
Return After Taxes on Distributions and Sale of Fund Shares	-2.93%	2.42%	0.02%
Wells Fargo BDC Index	-6.58%	5.17%	1.34%

*	Inception date: 04/22/2014

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. William Mock has served as a member of the BDC Income Fund portfolio management team since March 2017.

SHELTON REAL ESTATE INCOME FUND Ticker Symbols: RENIX and RENTX

Investment Objective

The Fund’s investment objective is to provide current income with the potential for capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	RENIX	RENTX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%
Distribution (12b-1) fees	none	0.25%
Other expenses	1.22%	1.22%
Total annual operating expenses	2.02%	2.27%
Expense Reimbursement(1)	(0.86)%	(0.86)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.16%	1.41%

(1)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.17% and 1.42% until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
RENIX	$118	$550	$1,009	$2,279
RENTX	$144	$627	$1,137	$2,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Advisor intends to allocate the Fund’s assets among real estate securities that, in the view of the Advisor, represent attractive investment opportunities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor seeks to allocate the Fund’s assets such that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Advisor assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Advisor generally seeks to invest in securities for which the expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Advisor may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class diversification across sector risk over time. The Advisor manages investments with a long-term view while being mindful of the historical context of the markets. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

Real Estate Securities. The Fund concentrates its investments in real estate securities. For purposes of the Fund’s investment policies, a ‘‘real estate security’’ is a security issued by a real estate company, which the Fund considers to be a company that either:

●	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

●	has at least 50% of its assets invested in such real estate.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities, including securities issued by real estate investment trusts (REITs).

The securities in which the Fund invests consist of: REITs, common stocks, rights or warrants to purchase common stocks, foreign securities, depository receipts, securities convertible into common stocks where the conversion feature represents (in the Advisor’s view) a significant element of the securities’ value, preferred stocks, corporate debt obligations, including high-yield debt securities (commonly referred to as ‘‘junk’’ bonds) and Commercial mortgage-backed securities (“CMBS”).

The Fund may invest in securities across all market capitalization ranges. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in real estate securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating.

The Fund may invest up to 15% of its net assets in illiquid securities.

Summary of Principal Investment Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Real Estate Industry Concentration Risk. To the extent a Fund concentrates its investments in real estate securities, the Fund’s portfolio is significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more diversified portfolio. The value of investments in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to the broader securities markets. The value of the Fund’s shares will be affected by factors generally affecting the real estate industry, including, among others: changes in general economic and market conditions; falling property values; declining rents; risks related to local economic conditions, overbuilding, development and increased competition; increases in property taxes and operating expenses; changes in local laws or regulations; casualty and condemnation losses; variations in rental income, neighborhood values and the appeal of property to tenants; the availability of financing; and changes in interest rates. The value of real estate companies also may drop because of poor management or the failure of borrowers to pay their loans, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Non-Diversification Risk. The Fund is classified as a non-diversified management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment-level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to prepayment or call risk (i.e., the risks that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans). Faster prepayments often happen when interest rates are falling. As a result, a Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

High-Yield (‘‘Junk’’) Bond Risk. Compared to higher quality debt securities, high-yield bonds (commonly referred to as ‘‘junk’’ bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Large Shareholder Risk. To the extent that a significant amount of shares of the Fund are held by a small number or a related set of shareholders, the Fund is subject to the risk that these shareholders will redeem Fund shares in large amounts. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock markets. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Debt Securities Risk. When the Fund invests in debt securities, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.

Economic and Political Risks. These effects may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.

Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Non-U.S. investment risk. Securities of non-U.S. issuers (including American Depository Receipts (“ADRs”) and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Preferred Stock Risk. There are various risks associated with investing in preferred stock, including credit risk, liquidity risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Rights and Warrants Risk. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, and potential price fluctuations due to adverse market conditions or other factors. In addition, changes in a warrant’s value do not necessarily correspond to changes in the value of its underlying security and the price of the warrant may be more volatile that the price of its underlying security. If a right or warrant is not exercised within a specified time period, it becomes worthless.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 9.89% (Q1, 2014)

Worst Quarter: -7.05% (Q4, 2018)

Year to date performance as of 12/31/18: -6.38%

Date of inception: 06/07/2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/18) Real Estate Income Fund (Institutional Class- RENIX)	1 year	3 year	Period from Inception*
Return Before Taxes	-6.38%	1.26%	4.65%
Return After Taxes on Distributions	-7.97%	-2.28%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	-3.96%	-0.29%	2.58%
S&P U.S. REIT Index	-3.79%	2.88%	5.85%

*	Inception date: 06/07/2013

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. William Mock has served as a member of the portfolio management team since April 2018.

SHELTON INTERNATIONAL SELECT EQUITY FUND Ticker Symbols: SISEX and SISLX

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	SISEX	SISLX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.74%	0.74%
Distribution (12b-1) fees	none	0.25%
Other expenses	0.62%	0.57%
Total Annual Fund Operating Expense	1.36%	1.56%
Expense Reimbursement(1)	(0.19)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.17%	1.38%

(1)	The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% until May 1, 2020. This agreement may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause the Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SISLX	$141	$475	$833	$1,841
SISEX	$119	$412	$727	$1,619

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. The Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment. The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

●	Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

●	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

●	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

●	Maturity: Companies characterized as earning a small positive spread above the cost of capital.

●	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Summary of Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund invests in stock markets primarily outside the U.S. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Economic and Political Risks. These effects may be short-term by causing a change in the global markets that is corrected in a year or less, or they may have long-term impacts which may cause changes in the markets that may last for many years. In any given country, some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed market.

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Portfolio Turnover Risk: The risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

ETF Risk. In unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 9.94% (Q1, 2017)

Worst Quarter: -13.32% (Q4, 2018)

Year to date performance as of 12/31/18: -13.17%

Date of inception: 07/18/20161

[1]	Shelton Capital Management became the investment advisor to the predecessor fund of the Fund on July 18, 2016. The predecessor fund was reorganized into the Fund on July 28, 2017. The investment objective, strategy, risks and policies of the predecessor fund during the period July 18, 2016 to July 28, 2017 were identical to those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/18) Shelton International Select Equity Fund (Institutional Class- SISEX)	1 year	Period From Inception*
Return Before Taxes	-13.17%	6.89%
Return After Taxes on Distributions	-13.48%	6.17%
Return After Taxes on Distributions and Sale of Fund Shares	-8.27%	5.22%
S&P/Citigroup Value Index	-8.97%	6.23%
MSCI ACWI Ex USA (NET) Index(1)	-14.20%	5.94%

*	Inception date: 07/18/2016

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

(1)	The MSCI ACWI Ex USA Index is a free float-adjusted market capitalization index that is designed to measure developed and developing market equity performance, excluding the U.S. MSCI, Inc. publishes two versions of this Index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the gross dividends version, MSCI reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Mr. Andrew Manton has served as member of the portfolio management team since the Fund’s inception, and as the lead portfolio manager since May 2018.

Investment Objectives and Principal Strategies

Shelton BDC Income Fund – The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (‘‘BDCs’’) that are traded on one or more nationally recognized securities exchanges.

The equity securities in which the Fund may invest consist of: common stocks, securities convertible into common stocks and preferred stocks.

In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

BDCs are publicly-held, closed-end investment funds that are regulated by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be ‘‘qualifying assets,’’ as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ ‘‘leverage’’ (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique ‘‘coverage ratio’’ tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

The Advisor evaluates equity securities primarily on the BDC’s or other issuer’s ability to sustain its current dividend and secondarily considers the potential for capital appreciation. The Advisor intends to allocate the Fund’s assets among BDCs that, in its view, are paying attractive rates of distribution and appear capable of sustaining that distribution level over time. The Advisor incorporates into its assessment, among other factors, dividend yield, price to book, financial operations, portfolio of investments and management quality. The Advisor will also consider the amount of leverage employed by a BDC or other issuer before deciding to invest in its securities. In selecting securities for investment, the Advisor generally seeks to invest in securities with relatively high distribution rates, and that it believes will continue to pay distributions at those rates for the foreseeable future. Distributions from such securities may consist of income, capital gains and/or return of capital and cannot be guaranteed to continue.

When selecting securities for the Fund, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of a security. Examples of fundamental methodologies include consideration of a stock’s financials, economic factors that might impact the stock, and the qualitative and quantitative factors. Technical methodologies generally refer to the consideration of past market data, primarily using price and volume data. The Advisor expects that it will sell a security if, in the judgment of the portfolio manager, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

The Fund may invest up to 15% of its net assets in illiquid securities.

Shelton Real Estate Income Fund – The Fund’s principal investment strategies described in this Prospectus are the strategies that the Advisor believes are most likely to be important in achieving the Fund’s investment objective.

The Advisor intends to allocate the Fund’s assets among real estate securities that, in the view of the Advisor, represent attractive investment opportunities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers the potential for capital appreciation. The Advisor seeks to allocate the Fund’s assets such that the Fund may benefit from the performance of various sectors of the real estate market. In selecting securities for investment, the Advisor assesses the likely risks and returns of the different alternative investment opportunities and evaluates the potential correlation among the investments under consideration. The Advisor generally seeks to invest in securities for which the expected risk-adjusted yields are determined to be attractive and are likely to have low correlations among each other and with the broader securities markets. When determining an asset allocation, the Advisor may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an underlying security. The Advisor may strategically rebalance its investment strategies according to the current market conditions, but will remain true to its fundamental analysis with respect to real estate asset class diversification across sector risk over time. The Advisor manages investments with a long-term view while being mindful of the historical context of the markets. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified.

Real Estate Securities. The Fund concentrates its investments in real estate securities. For purposes of the Fund’s investment policies, a ‘‘real estate security’’ is a security issued by a real estate company, which the Fund considers to be a company that either:

●	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

●	has at least 50% of its assets invested in such real estate.

The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities, including securities issued by REITs.

The securities in which the Fund invests consist of: REITs, common stocks, rights or warrants to purchase common stocks, foreign stocks, depository receipts, securities convertible into common stocks where the conversion feature represents (in the Advisor’s view) a significant element of the securities’ value, preferred stocks, corporate debt obligations, including high-yield debt securities (commonly referred to as ‘‘junk’’ bonds) and CMBS

The Fund may invest in securities across all market capitalization ranges. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating.

The Fund may invest up to 15% of its net assets in illiquid securities.

REITs. The Fund invests in both equity and debt securities, and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income-producing real estate properties and capital gains from the sale of such properties. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of such properties. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Hybrid REITs invest both in real property and in mortgages. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies.

Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. A REIT organized in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders (other than net capital gains for each taxable year). Foreign REITs and REIT-like entities are organized outside of the U.S., but similarly operate and receive similar tax treatment. As REITs generally pay a higher rate of dividends than most operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stock is a security that pays dividends at a specified rate and generally has a preference over common stock in the payment of dividends and the liquidation of assets. This means that an issuer must generally pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders generally must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stock pays a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. Preferred stock shares many investment characteristics with debt securities.

Convertible Securities. A convertible security shares features of both equity and debt securities. A convertible security is generally a debt security or preferred stock that may be converted within a specified period of time into common stock of the same or a different issuer. By investing in convertible securities, the Fund seeks the opportunity to participate in the capital appreciation of the underlying security, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

Rights and Warrants. Warrants give the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or exercise) price and the date the warrant expires. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Non-U.S. securities. The Fund may invest in real estate securities of companies that are organized or located outside of the U.S. and that invest in non-U.S. markets. The Fund considers a company that derives at least 50% of its revenue from investments outside the U.S. or that has at least 50% of its assets invested outside of the U.S. as principally invested in non-U.S. markets. The Fund considers a company to be located outside of the U.S. if it is operated, headquartered or otherwise substantially present in a country other than the U.S.

Depositary Receipts. A depositary receipt is a negotiable certificate that evidences an ownership interest in depositary shares, which, in turn, represent an interest in the shares of a non-U.S. company that has been deposited with a depositary bank. The Fund may invest in ‘‘sponsored’’ and ‘‘unsponsored’’ depositary receipts. Sponsored depositary receipts are those in which the non-U.S. company enters into an agreement directly with the depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends and other services. An unsponsored depositary receipt is set up without the cooperation of the non-U.S. company and may be initiated by a broker-dealer wishing to establish a trading market.

Debt Securities. The Fund may invest in debt securities issued by U.S. and non-U.S. companies, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. companies and CMBS. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such debt securities are issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

CMBS. The Fund may invest in convertible mortgage bonds and CMBS. CMBS are bonds that evidence interests in, or are secured by, a single commercial mortgage loan or a pool of commercial mortgage loans.

Shelton International Select Equity Fund – The Fund primarily invests, under normal market conditions, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The Fund invests its assets in equity securities of non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a universe of stocks listed within the MSCI ACWI ex USA index, as well as those in other developed, emerging, and frontier markets with a market capitalization of $2.5 billion or higher. The Advisor anticipates that the percentage of the Fund’s investable universe not included in the MSCI ACWI ex USA index will be approximately 20%. The Fund ordinarily invests in no fewer than three different countries outside the U.S. The Fund may invest a lesser amount of its assets in securities of non-U.S. companies when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. companies. The Fund will normally invest in the securities of approximately 30 to 50 issuers.

The Fund’s investments in equity securities may include common and preferred stock, convertible preferred stock, warrants and rights. Additionally, in unusual or extreme market conditions, the manager may choose to hedge general market exposures. This may be done primarily with the use of certain ETF’s that create either long or short exposure to the desired market segment. The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor implements its investment strategy by first using a proprietary global “life-cycle” screen to narrow the Fund’s investable universe. The Advisor then uses a fundamental, “bottom-up” research selection and disciplined portfolio construction process which is focused on identifying stocks that the Advisor believes have the ability to generate sustainable returns, regardless of sector or country.

The Advisor’s “life-cycle” screen classifies companies according to one of the following five categories:

●	Innovation: Companies characterized as having high level of capital investment and below the cost of capital returns.

●	Expansion: Companies characterized by aggressive investment to compound their high and rising returns, achieving a peak in both growth and cash flow returns.

●	Deceleration: Companies characterized as having very high returns, combined with good, but slowing growth prospects.

●	Maturity: Companies characterized as earning a small positive spread above the cost of capital.

●	Distress: Companies characterized as having returns driven down below the cost of capital.

The Advisor’s investment team actively invests across all five categories of the “life-cycle,” building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments. In managing the portfolio, the investment team seeks to balance the portfolio’s risk and return by maximizing stock specific risk (risk from security selection) while at the same time minimizing systematic factor risks (which includes, but is not limited to, sector selection, country selection, currency management).

The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy. The Advisor will sell or reallocate a Fund’s securities if the Advisor believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur, or if it believes that more attractive opportunities are available. The team strives to preserve capital as part of its investment process.

Additional Strategies All Funds

Portfolio Turnover. The Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, Shelton needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-advantaged account, the distributions of capital gains may affect your after- tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Temporary Defensive Positions. In certain market conditions, some or all of a of a Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds might not be achieved.

Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of any Fund will be achieved. The following table summarizes some of the risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks. The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector, industry, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the Statement of Additional Information (SAI).

Note that the Shelton BDC Income Fund and Shelton Real Estate Income Fund are subject to certain particular additional risks related to their investment strategies that are discussed in each Fund’s summary and not repeated below.

Risk	Shelton Real Estate Income Fund (RENIX)	Shelton BDC Fund (LOAIX)	Shelton International Select Equity Fund (SISEX)
Bankruptcy Risk	x	x	x
Concentration Risk	x
Convertible Securities Risk		x
Credit Risk		x
Derivatives Risk	x	x	x
Economic and Political Risks	x	x	x
Emerging Markets Risk			x
Equity Investing Risk	x	x	x
High-Yield (‘‘Junk’’) Bond Risk	x	x
Income Risk		x
Interest Rate Risk		x
Liquidity Risk	x	x	x
Manager Risk	x	x	x
Market Exposure Risk	x	x	x
MidCap Stock Risk	x		x
Non-U.S. Currency Risk	x		x
Non-U.S. Investment Risk	x		x
Prepayment and Extension Risk		x
Regulatory Risk	x	x	x
SmallCap Stock Risk		x	x

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline. If a bond held by the Fund is issued by a municipality that experiences significant financial difficulty that can potentially lead to bankruptcy or default, the Fund would be expected to lose value.

Concentration Risk. If holdings of a fund are concentrated into a few companies or economic sectors, the fund may be more volatile than a more diversified fund and in the event that the holdings perform poorly, the fund may under-perform other investments that are more diversified.

Convertible Securities Risk. Investments in convertible securities generally entail less risk than investments in an issuer’s common stock because convertible securities rank senior to common stock in an issuer’s capital structure. The extent to which such risk is reduced depends in large part upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of an issuer, and, therefore, entail more risk than the issuer’s debt obligations. Convertible securities generally offer lower interest than non-convertible debt securities of similar credit quality due to the potential for capital appreciation and are often lower-rated securities.

Credit Risk. The value of a debt security may decline if the market believes it is less likely that the issuer will make all payments of interest and principal as required. This could occur because of actual or perceived deterioration in the issuer’s or a guarantor’s financial condition, or in the case of asset-backed securities, the likelihood that the loans backing a security will be repaid in full. A Fund could lose money if the issuer or guarantor of a debt security becomes bankrupt or subject to a special resolution regime, or is otherwise unable or unwilling to make timely interest and/or principal payments, or honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected by their ratings; however, such ratings may overestimate or underestimate the likelihood of default and may not accurately reflect the true credit risk of a security. The credit risk associated with corporate debt securities may change as the result of an event such as a large dividend payment, leveraged buyout, debt restructuring, merger, or recapitalization; such events are unpredictable and may benefit shareholders or new creditors at the expense of existing debt holders. Credit risk is likely to increase during periods of economic uncertainty or downturns. Credit risk associated with non-U.S. dollar denominated securities may increase if the value of an issuer’s home currency declines relative to the U.S. dollar. If a debt security owned by a Fund ceases to be rated or is downgraded below a permitted threshold, the Fund may (but is not required to) sell the security.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own. Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than anticipated, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by a Fund or that, if used, such strategies will be successful. Regulations may require a Fund to segregate certain of its assets or buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

Economic and Political Risks. These risks may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that last for many years. Some factors may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Emerging Markets Risk. Non-U.S. Investment Risk (described below) may be particularly high to the extent a Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to U.S. or developed non-U.S. issuers. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, less liquid, and more difficult to value than securities economically tied to U.S. or developed non-U.S. issuers

Equity Investing Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by a Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy.

High-Yield (‘‘Junk’’) Bond Risk. A Fund’s high yield bonds may include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are speculative and involve even greater risks than other high-yield bonds, including the risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment. The below investment-grade securities in which a Fund invests are not typically listed on any exchange and the secondary market (if any) for such securities may be less liquid than other securities, which may cause transactions in below investment-grade securities to be more costly. A lack of publicly available information, irregular trading activity, and wide bid-ask spreads, among other factors, may make these securities more difficult to sell at an advantageous time or price than other types of investments. These factors may affect the value a Fund may realize in selling below investment-grade securities, which could result in losses to a Fund.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Prepayment or Call Risk” above), into lower-yielding securities.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Interest rate changes may occur suddenly and unexpectedly, and may be caused by a wide variety of factors including central bank monetary policy, inflation rates, and general economic conditions. A Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. A Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If a Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historic lows in many developed countries, including the United States, which increases the risk that interest rates will rise. In the United States, the Federal Reserve Board has already begun, and may continue, to raise interest rates. Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If a Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to buy or sell an investment at an advantageous time or price, which could force a Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities. A Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair a Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk. Unusually high redemption requests or other unusual market conditions may make it difficult for a Fund to honor redemption requests within the permitted period. Meeting such requests could require a Fund to sell securities at reduced prices or under unfavorable conditions. Other market participants may be attempting to liquidate holdings at the same time as a Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. The Investment Manager’s (Shelton Capital Management) opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment; The Investment Manger may not make timely purchases or sales of securities for a Fund; and a Fund’s investment objective may not be achieved. The Funds are subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Funds may be unable to recover any losses associated with such failures.

Market Exposure Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent a Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in a Fund’s share price. In the case of a Fund designed to track passively the performance of the associated index, the Fund does not intend to take steps to reduce its market exposure in any market.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect a Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Shelton Capital Management may not be able to accurately estimate an issuer’s non-U.S. currency exposure.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region

Prepayment and Extension Risk. The risk that declining interest rates may cause borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit a Fund’s ability to trade those securities.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Fund Organization and Management

SCM Trust, a Massachusetts business trust (the “Trust”), is a family of four no-load mutual funds, three of which are described in this combined prospectus. The other fund, Shelton Tactical Credit Fund, is described in a separate prospectus. The Board of Trustees, consisting of four individuals, has primary responsibility for the oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor the Statement of Additional Information (“SAI”), any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

Shelton Capital Management. The investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300 Denver, CO 80202-1805. Shelton manages over $2 billion of assets as of December 31, 2019. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds. As compensation for managing the portfolios, Shelton receives a management fee from each Fund. For the fiscal year ended December 31, 2018, the fees, net of reimbursements, were 0.90% for the Shelton BDC Income Fund; 0.80% for the Shelton Real Estate Income Fund; and 0.74% for the Shelton International Select Equity Fund. A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory contract of the Funds is available in the Fund’s semi-annual report to shareholders for the period ending June 30.

The Shelton BDC Income Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.90% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.25% and 1.50% until May 1, 2020.

The Shelton Real Estate Income Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.80% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 1.17% and 1.42% until May 1, 2020.

The Shelton International Select Equity Fund pays Shelton Capital Management an annual investment advisory fee equal to 0.90% of the Fund’s average daily net assets. Shelton Capital Management has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, and extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.99% and 1.24% until May 1, 2020.

The expense reimbursement agreements in respect of each Fund may only be terminated with the approval of the Board of Trustees of SCM Trust (the “Board”). Shelton may be reimbursed for any foregone advisory fees or unreimbursed expenses within three fiscal years following a particular reduction or expense, but only to the extent the reimbursement does not cause a Fund to exceed applicable expense limits, and the effect of the reimbursement is measured after all ordinary operating expenses are calculated. Any such reimbursement is subject to the review and approval of the Board

Portfolio Managers.

Mr. Andrew Manton has served as a member of the portfolio management team for the International Select Equity Fund since the Fund’s inception. Mr. Manton joined the Advisor in July 2016 after serving as a Senior Portfolio Manager at WHV. Prior to his affiliation with WHV, Mr. Manton was a Senior Research Analyst and a member of the Large Cap Global Equities team at Victory Capital Management, and an analyst in both the fundamental Active Equities and Quantitative Strategies groups at Deutsche Asset Management. He has a BS in Finance from the University of Illinois at Chicago and an MBA with a concentration in Quantitative Finance and Accounting from the Tepper School of Business at Carnegie Mellon University.

Mr. William Mock has served as a member of the portfolio management team for the Shelton Tactical Credit Fund, the BDC Income Fund and the Real Estate Income Fund since March 29, 2017 (April 20, 2018 in the case of the Real Estate Income Fund). Mr. Mock has served as the lead portfolio manager for other funds managed by the Advisor: the U.S. Government Securities Fund, Short-Term U.S. Government Bond Fund, Green California Tax-Free Income Fund and The United States Treasury Trust since 2010. Mr. Mock is a member the team managing the Shelton Tactical Credit Fund. He served as a portfolio manager for Shelton from 2001 to 2003, managing the Short- Term U.S. Government Bond Fund, U.S. Government Securities Fund, Green California Tax-Free Income Fund and The United States Treasury Trust. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006. In 2007, Mr. Mock rejoined an affiliate of Shelton, ETSpreads, and continues as a partner in this affiliate. Prior to 2001, Mr. Mock gained investment and trading experience at Société Générale and Citibank, N.A. Mr. Mock earned a BS in engineering from Kansas State University and is an honors graduate of the University of Chicago Booth School of Business MBA Program, with an emphasis in finance.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

Other. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for each Fund is available in the Fund’s semi-annual report for the period ended June 30, 2019. The SAI provides additional information about the Board of Trustees, portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

Buying and Selling Fund Shares

How to Buy Shares

You may buy shares directly from the Funds’ distributor, or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Funds’ distributor.

Opening an Account. You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries. The minimum initial investments and subsequent investments for each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Investor Class Shares
Accounts with Automatic Investment Plan	$500	$500
All other accounts	$1,000	$1,000
Institutional Class Shares
All accounts	$500,000	$2,500

The Funds’ distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 955-9988.

Distribution (12b-1) Fees

The Funds have adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Investor Class shares of the Funds pay RFS Partners, the Funds’ principal underwriter (the “Distributor”), a distribution (12b-1) fee. Because distribution (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a Fund and may cost you more than other types of sales charges.

These fees are computed by multiplying 0.25% by the average daily net assets of the Investor Class shares of a Fund.

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions (“Ultimus” or the “Transfer Agent”), at the address indicated below. Please note the minimum initial investments previously listed.

SCM Trust
C/O Ultimus Fund Solutions
17605 Wright Street
Omaha, NE 68130

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

SCM Trust
P.O. Box 87
Denver, CO 80201-0087

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, www.sheltoncap.com, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955-9988 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares

Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on NYSE, generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board. The Board has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight.

Shelton Capital Management has established a Pricing Committee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase a Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to recommend the Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business by mail, telephone or our website (www.sheltoncap.com). You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for SCM Trust at (800) 955-9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

Tax Information. For U.S. federal income tax purposes, a Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the

Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955-9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value (and will generally represent pro-rata slices of the portfolio). Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, the Fund will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

●	Fund name and account number;

●	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);

●	Signatures of all owners exactly as registered on the account (for written requests);

●	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees); and

●	Any supporting legal documentation that may be required.

●	Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

●	Sending redemption proceeds to any person, address, or bank account not on record; and

●	Transferring redemption proceeds to a SCM Trust account with a different registration (name/ownership) from yours; and

●	Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

●	A Fund may take up to 7 business days to pay redemption proceeds.

●	If your shares were purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

●	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

●	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.

●	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.

●	The Funds may refuse any purchase or exchange purchase transaction for any reason.

●	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.

●	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

●	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.

●	To modify or terminate the exchange privilege on 60 days written notice.

●	To refuse any purchase or exchange purchase order.

●	To change or waive a Fund’s minimum investment amount.

●	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.

●	To withdraw or suspend any part of the offering made by this Prospectus.

●	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. Shareholders receiving paper statements may be required to pay an account fee of $25. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website atwww.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Funds at 1875 Lawrence Street, Suite 300 Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Ultimus Fund Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

●	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Funds have adopted policies and procedures designed to discourage short-term trading. Although market-timing can take place in many forms, the Funds generally define a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Funds. The Board has adopted policies and procedures with respect to the Funds that seek to eliminate such purchases and have taken steps that it believes to be reasonable to discourage such activity. The Funds’ frequent trading policies and procedures seek to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Funds make efforts to identify and restrict frequent trading that could impact the management of a Fund, the Funds receive purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of a Fund, continues to attempt to use the Fund for market-timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Funds’ excessive trading policies involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

The restrictions above may not apply to shares held in omnibus accounts for which the Funds do not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’ fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Ultimus Fund Solutions, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Dividends and Federal Income Taxes

Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. Each Fund distributes substantially all of its dividends quarterly with the exception of Shelton International Select Equity which distributes annually. For quarterly distributions, shareholders of record on the second to last business day of the quarter will receive the dividends. For annual distributions, shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes. This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Funds.”

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at favorable rates so long as certain holding period and other requirements are met. Corporate shareholders may be able to take a 50% dividends-received deduction for a portion of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements and debt financing limitations.

A Fund will realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions, from exchange-traded funds (“ETFs”) in which the Fund invests. The Fund will realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Fund’s investments, such as certain option transactions in so-called, foreign currency contracts, certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis, and resulting gains or losses generally will be treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses.

If a Fund invests in stock of an issuer that qualifies as a real estate investment trust (“REIT”) for U.S. income tax purposes, it may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. Dividends that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs for the year reduced by allocable expenses. Section 199A dividends may be taxed to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that the shareholder receiving the dividends satisfies certain holding period requirements for the shareholder’s Fund shares and satisfies certain other conditions. For more information, see the discussion in the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations – Real Estate Investment Trusts.”

Distributions of a Fund’s earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. A dividend or distribution made shortly after a shareholder purchases shares of a Fund will be taxable even though such distribution is in effect a return of capital. An investor can avoid this result by investing after a Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares sold or redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

The Funds may, at times, buy debt obligations that are newly issued at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues over the life of the instrument. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the investment. A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income generally includes distributions paid by a Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

Backup Withholding

The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24%. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Notice of Privacy Policy

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

WHO WE ARE
Who is providing this notice?	SCM Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of E-Mail Addresses:

If you have requested information regarding SCM Trust products and services and supplied your e-mail address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following e-mail services:

●	Prospectus and Shareholder Reports – Receive prospectuses and shareholder reports online instead of by U. S. Mail.
●	Paperless Statements – Receive an e-mail with a link to our Web site informing you that our client statements are available online to view, print or download.
●	Tax Forms – Receive an e-mail with a link to our Web site informing you that our client tax forms are available online to view, print or download.

We also include instructions and links for unsubscribing from Shelton e-mails. We do not sell email addresses to anyone, although we may disclose e-mail addresses to third parties that perform administrative or marketing services for us. We may track receipt of e- mails to gauge the effectiveness of our communications.

Financial Highlights

The financial highlights table is intended to help you understand each Funds’ performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For each Fund, this information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, available upon request.

Financial Highlights

For a Share Outstanding Throughout Each Year or Period

	INSTITUTIONAL SHARES			Formerly AR Capital BDC Income Fund
Shelton Bdc Income Fund	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)(b)	Year Ended March 31, 2016 (c)		Period Ended March 31, 2015 (c)(d)
Net asset value, beginning of year	$8.92	$9.11	$8.40	$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (e)	0.71	0.59	0.44	0.80		1.55
Net gain/(loss) on securities (both realized and unrealized)	(1.10)	(0.22)	0.72	(1.36)		(1.40)
Total from investment operations	(0.39)	0.37	1.16	(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.78)	(0.56)	(0.45)	(0.69)		(0.50)
Distributions from capital gains	—	—	—	—		—
Total distributions	(0.78)	(0.56)	(0.45)	(0.69)		(0.50)
Net asset value, end of year	$7.75	$8.92	$9.11	$8.40		$9.65

Total return	(4.80)%	3.94%	14.07%	(5.76	)%(f)	1.59	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,173	$1,610	$420	$443		$106
Ratio of expenses to average net assets: (g)
Before expense reimbursements	1.78%	1.78%	2.53%	2.47%		10.23	%(h)
After expense reimbursements	1.26%	1.25%	1.24%	1.25%		1.25	%(h)
Ratio of net investment income/(loss) to average net assets (i)				9.30%		17.58	%(h)
Before expense reimbursements	7.56%	5.82%	5.26%
After expense reimbursements	8.08%	6.34%	6.55%
Portfolio turnover	30%	118%	38%	166%		33	%(j)

(a)	For the nine months ended December 31, 2016. See Note 5.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.
(e)	Calculated based upon average shares outstanding.
(f)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized
(g)	Does not include expenses of investment companies in which the Fund invests.
(h)	Annualized
(i)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(j)	Not annualized

	Investor Shares			FORMERLY AR CAPITAL BDC INCOME FUND
Shelton Bdc Income Fund	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (a)(b)	Year Ended March 31, 2016 (c)		Period Ended March 31, 2015 (c)(d)
Net asset value, beginning of year	$9.01	$9.21	$8.51	$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (e)	0.68	0.54	0.44	0.70		0.77
Net gain/(loss) on securities (both realized and unrealized)	(1.11)	(0.19)	0.71	(1.17)		(0.62)
Total from investment operations	(0.43)	0.35	1.15	(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.75)	(0.55)	(0.45)	(0.68)		(0.49)
Distributions from capital gains	—	—	—	—		—
Total distributions	(0.75)	(0.55)	(0.45)	(0.68)		(0.49)
Net asset value, end of year	$7.83	$9.01	$9.21	$8.51		$9.66

Total return	(5.13)%	3.73%	13.74%	4.83	%(f)	1.56	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	8,430	13,486	13,614	12,853		11,658
Ratio of expenses to average net assets: (g)
Before expense reimbursements	2.03%	2.04%	2.82%	2.66%		7.61	%(h)
After expense reimbursements	1.51%	1.50%	1.50%	1.45%		1.50	%(h)
Ratio of net investment income/(loss) to average net assets (i)				7.89%		8.94	%(h)
Before expense reimbursements	7.13%	5.21%	5.16%
After expense reimbursements	7.65%	5.73%	6.48%
Portfolio turnover	30%	118%	38%	166%		33	%(j)

(a)	For the nine months ended December 31, 2016. See Note 5.

(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.

(c)	Audited by other independent registered public accounting firm.

(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.

(e)	Calculated based upon average shares outstanding.

(f)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized
(g)	Does not include expenses of investment companies in which the Fund invests.

(h)	Annualized

(i)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(j)	Not annualized

	Institutional Shares (a)				Formerly AR Capital Real Estate Income Fund
Shelton Real Estate Income Fund	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (c)		Year Ended March 31, 2015 (c)		Period Ended March 31, 2014 (c)(d)
Net asset value, beginning of year	$8.64	$8.82	$10.65		$11.40		$10.22		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (e)	0.19	0.28	0.23		0.26		0.27		0.25
Net gain/(loss) on securities (both realized and unrealized)	(0.72)	0.07	0.07		0.02		1.58		0.23
Total from investment operations	(0.53)	0.35	0.30		0.28		1.85		0.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.53)	(0.38)		(0.48)		(0.60)		(0.18)
Distributions from return of capital	(0.14)	—	(0.18)		—		—		—
Distributions from capital gains	(0.02)	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.39)	(0.53)	(2.13)		(1.03)		(0.67)		(0.26)
Net asset value, end of year	$7.72	$8.64	$8.82		$10.65		$11.40		$10.22

Total return	(6.38)%	3.98%	3.15%		2.9	%(f)	18.71	%(f)	5.01	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$6	$131	$908		$703		$15,295		$17,533
Ratio of expenses to average net assets:
Before expense reimbursements	2.02%	2.10%	2.49	%(h)	2.01%		2.21%		3.97	%(h)
After expense reimbursements	1.16%	1.17%	1.14	%(h)	1.15%		1.15%		1.15	%(h)
Ratio of net investment income/(loss) to average net assets					2.40%		2.54%		3.09	%(h)
Before expense reimbursements	1.61%	2.20%	1.61	%(h)
After expense reimbursements	2.26%	3.13%	1.34	%(h)
Portfolio turnover	38%	41%	137	%(i)	99%		104%		86	%(i)

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.

(b)	For the nine months ended December 31, 2016. See Note 5.

(c)	Audited by other independent registered public accounting firm.

(d)	The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)	Calculated based upon average shares outstanding.

(f)	Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.
(g)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized
(h)	Annualized

(i)	Not annualized

	Investor Shares (a)				Formerly AR Capital Real Estate Income Fund
Shelton Real Estate Income Fund	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (b)		Year Ended March 31, 2016 (c)		Year Ended March 31, 2015 (c)		Period Ended March 31, 2014 (c)(d)
Net asset value, beginning of year	$8.88	$8.85	$10.66		$11.40		$10.21		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (e)	0.23	0.31	0.21		0.30		0.26		0.28
Net gain/(loss) on securities (both realized and unrealized)	(0.79)	0.01	0.07		(0.03)		1.57		0.18
Total from investment operations	(0.56)	0.32	0.28		0.27		1.83		0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.29)	(0.35)		(0.46)		(0.57)		(0.17)
Distributions from return of capital	(0.14)	—	(0.17)		—		—		—
Distributions from capital gains	(0.02)	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.40)	(0.29)	(2.09)		(1.01)		(0.64)		(0.25)
Net asset value, end of year	$7.92	$8.88	$8.85		$10.66		$11.40		$10.21

Total return	(6.55)%	3.72%	3.02%		2.79	%(f)	18.47	%(f)	4.83	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,332	$9,916	$14,898		$11,396		$20,677		$14,362
Ratio of expenses to average net assets:
Before expense reimbursements	2.27%	2.35%	2.72	%(h)	2.22%		2.46%		4.22	%(h)
After expense reimbursements	1.41%	1.42%	1.39	%(h)	1.36%		1.40%		1.40	%(h)
Ratio of net investment income/(loss) to average net assets					2.75%		2.41%		3.47	%(h)
Before expense reimbursements	1.92%	2.53%	1.41	%(h)
After expense reimbursements	2.78%	3.46%	2.74	%(h)
Portfolio turnover	38%	41%	137	%(i)	99%		104%		86	%(i)

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.

(b)	For the nine months ended December 31, 2016. See Note 5.

(c)	Audited by other independent registered public accounting firm.

(d)	The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.

(e)	Calculated based upon average shares outstanding.

(f)	Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(g)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized

(h)	Annualized

(i)	Not annualized

Shelton International Select Equity Fund Institutional Shares (a)	Year Ended December 31, 2018	Period Ended December 31, 2017 (b)	Year Ended April 30, 2017		Year Ended April 30, 2016 (c)		Year Ended April 30, 2015 (c)		Year Ended April 30, 2014 (c)
Net asset value, beginning of year	$21.34	$18.03	$15.90		$21.20		$23.53		$20.59
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (d)	0.19	0.10	0.22		0.25		0.24		0.20
Net gain/(loss) on securities (both realized and unrealized)	(2.97)	3.61	2.13		(5.01)		(2.36)		2.92
Total from investment operations	(2.78)	3.71	2.35		(4.76)		(2.12)		3.12
LESS DISTRIBUTIONS
Dividends from net investment income	(0.21)	(0.39)	(0.22)		(0.54)		(0.21)		(0.15)
Distributions from return of capital	—	(0.01)	—		—		—		—
Distributions from capital gains	—	—	—		—		—		(0.03)
Total distributions	(0.21)	0.40	(0.22)		(0.54)		(0.21)		(0.18)
Redemption Fees	—	—	—		—		—	(e)	—	(e)
Net asset value, end of year	$18.35	$21.34	$18.03		$15.90		$21.20		$23.53

Total return	(13.17)%	20.74%	14.89	%(f)	(22.36	)%(f)	(8.94	)%(f)	15.18	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$41,424	$42,824	$38,737		$44,133		$369,610		$347,791
Ratio of expenses to average net assets:
Before expense reimbursements	1.36%	1.32%	1.76	%(g)	1.28	%(g)	1.2	%(g)	1.20	%(g)
After expense reimbursements	1.17%	0.99%	0.99%		1.23%		1.20%		1.24%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.73%	0.41%
After expense reimbursements	0.92%	0.74%	1.32%		1.36%		1.11%		0.92%
Portfolio turnover	65%	24%	41%		40%		8%		6%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

Shelton International Select Equity Fund Investor Shares (a)	Year Ended December 31, 2018	Period Ended December 31, 2017 (b)	Year Ended April 30, 2017		Year Ended April 30, 2016 (c)		Year Ended April 30, 2015 (c)		Year Ended April 30, 2014 (c)
Net asset value, beginning of year	$21.30	$18.02	$15.88		$21.16		$23.48		$20.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss) (d)	0.11	0.08	0.17		0.19		0.17		0.14
Net gain/(loss) on securities (both realized and unrealized)	(2.94)	3.60	2.13		(4.97)		(2.34)		2.92
Total from investment operations	(2.83)	3.68	2.30		(4.78)		(2.17)		3.06
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.39)	(0.16)		(0.50)		(0.15)		(0.09)
Distributions from return of capital	—	(0.01)	—		—		—		—
Distributions from capital gains	—	—	—		—		—		(0.03)
Total distributions	(0.18)	(0.40)	(0.16)		(0.50)		(0.15)		(0.12)
Redemption Fees	—	—	—		—		—	(e)	—	(e)
Net asset value, end of year	$18.29	$21.30	$18.02		$15.88		$21.16		$23.48

Total return	(13.41)%	20.53%	14.55	%(f)	(22.51	)%(f)	(9.18	)%(f)	14.9	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,904	$3,785	$4,488		$8,488		$31,583		$46,435
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.59%	2.02	%(g)	1.53	%(g)	1.45	%(g)	1.45	%(g)
After expense reimbursements	1.38%	1.24%	1.24%		1.48%		1.45%		1.49%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.33%	0.23%
After expense reimbursements	0.51%	0.58%	1.06%		1.11%		0.75%		0.67%
Portfolio turnover	65%	24%	41%		40%		8%		6%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively.
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.
(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Annual and semi-annual reports are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each fund’s performance during its most recent fiscal year. The December 31, 2018 Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The SAI includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus. You may obtain a copy of these documents free of charge by calling the Funds at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com. Copies of these documents are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.